ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.



                     1997 Annual Report September 30, 1997

TO OUR SHAREHOLDERS:

     The U.S. stock market and stock markets around the world became volatile again during the month of October. Ten years after the Crash of '87 we have the Scare of '97. It is fascinating to note that market participants now jump into the market after a big downturn because recent history shows that this is the smart thing to do. But this still leaves open an important question: Is this volatility the prelude to a bear market or is this just the market's way of disciplining the "irrational exuberance" of some sectors in the market? We believe it is the latter.

     Bear markets usually occur when most investors are fully invested and over-leveraged at a time when monetary authorities change to a more restrictive policy. Although investors may well be fully invested, more money is coming in via pension plans and other savings programs. These programs are rarely leveraged, however, so investors do not appear to be dangerously leveraged. Further, monetary policy has been well controlled for many years now so any move to a more restrictive policy is likely to be a modest one that results in only a small change.

     In our opinion, if there is to be a bear market, it will most likely be caused by some breakdown in foreign markets or foreign trade. Given the current weakness of several Asian currencies and markets, U.S. companies have had to recalculate their future growth and this has affected stock prices. Raw materials, products and parts for these nations are likely to be cheaper than expected, but fewer goods are likely to be exported to these countries. With this lowering of demand and reduction in price coming from these events, inflation may be less of a factor than the low U.S. unemployment rate implies. This is good for the bond market. We anticipate that there will continue to be some volatility in the stock market, including the possibility of another drop, but we remain optimistic that long-term equity returns will continue to be attractive.

     We have determined that the Fund's net asset value (NAV) rose 8.70%, 27.77%, 111.38% and 205.63% for the three-month, one-year, five-year and ten-year periods ended September 30, 1997 (assuming all dividends reinvested at NAV). The value of the Fund's shares rose 5.68%, 30.93%, 108.65% and 243.22% for those same three-month, one-year, five-year and ten-year periods (assuming dividends reinvested at actual reinvestment price). As quoted in Barron's, Lipper Analytical Services reported that the average open-end convertible fund's NAV* rose 8.48%, 24.03%, 94.99% and 191.69% for those same periods (also assuming all dividends reinvested).

     At its October meeting, The Board of Directors declared a record dividend of $1.55 per share. This dividend consists of 6.7 cents from net investment income, 19.9 cents per share from short-term capital gains, and $1.284 from long-term capital gains (of which approximately 72.9 cents is taxable at a 28% rate and 55.5 cents at 20%; please wait for your Form 1099 in January for exact numbers). The dividend is payable November 29, 1997 to shareholders of record November 3, 1997.

     The 1998 annual meeting of shareholders will be held at the Bonita Bay Club in Bonita Springs, Florida on January 9, 1998 at 12:30 p.m. All shareholders are welcome to attend.


/s/ THOMAS H. DINSMORE
----------------------
    Thomas H. Dinsmore
    Chairman of the Board

November 10, 1997

  *Average NAV of the fifty-eight open-end convertible funds followed by Lipper Analytical Services, Inc.


Important Factors Regarding Forward-Looking Statements

Information contained within the letter to Shareholders constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes its expectations are based on reasonable assumptions, the Company's actual results could differ materially from its expectations. Factors which could cause actual results to differ from expectations include, among others, lack of availability of convertible securities with characteristics that are most attractive to the Company, changes in the Federal Reserve Board's monetary policy, changes to foreign and domestic markets in general or changes to the market for convertible securities.

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS  SEPTEMBER 30, 1997

   PRINCIPAL
    AMOUNT                                                                          IDENTIFIED         VALUE
   OR SHARES                                                                           COST           (NOTE A)
  -----------                                                                      -------------    -------------
                  ADVERTISING -- 0.4%
 $  500,000       Interpublic Group Cos., Inc. 1.80% 2004 cv. sub. deb.* (Aa) ...   $   400,785      $   415,000
                                                                                   ------------     ------------
                  AEROSPACE -- 4.0%
  2,000,000       Morgan Stanley Dean Witter Discover & Co. 0% 2000
                    medium-term exch. notes (A1) ................................     1,886,401        2,447,500
                     (exch. for Boeing Company common stock)
    350,000       Orbital Sciences Corp. 5% 2002 cv. sub. notes* (NR) ...........       350,000          382,375
    750,000       Simula, Inc. 8% 2004 sr. cv. sub. notes (NR) ..................       750,000          922,500
                                                                                   ------------     ------------
                                                                                      2,986,401        3,752,375
                                                                                   ------------     ------------
                  AUTOMOTIVE -- 0.6%
    500,000       Tower Automotive, Inc. 5% 2004 cv. sub. notes* (NR) ...........       500,000          536,875
                                                                                   ------------     ------------
                  BANKING -- 14.2%
     14,200 shs   Barnett Banks, Inc. common stock ..............................       223,353        1,004,650
     12,600 shs   First Commerce Corp. common stock .............................       273,860          707,175
     40,000 shs   National Australia Bank Ltd. 7 7/8% exch. capital units (A1) ..     1,038,700        1,180,000
                    (exch. for ADR's representing National Australia Bank
                      Ltd. common stock)
     13,400 shs   National City Corp. common stock ..............................       337,591          826,613
     15,300 shs   Washington Mutual Savings Bank common stock ...................       382,412        1,067,175
     75,000 shs   WBK Trust 10% STRYPES*#+ (NR) .................................     2,351,250        2,409,375
                    (exch. for Westpac Banking Corp. common stock)
  1,225,000       BankAtlantic Bancorp 6 3/4% 2006 cv. sub. deb. (NR) ...........     1,284,563        2,373,438
    500,000       First State Bancorp 7 1/2% 2017 cv. sub. deb. (NR) ............       500,000          615,000
  1,000,000       Goldman Sachs Financial Products U.S., L.P. 3% 2002
                    medium-term exch. notes. (NR) ...............................     1,000,000          983,100
                    (exch. for Citicorp common stock)
     20,600       Jefferson-Pilot Corp. 7 1/4% 2000 Automatic Common
                    Exchange Securities+  (A1) ..................................     1,853,661        2,266,000
                    (exch. for NationsBank Corp. common stock)                     ------------     ------------
                                                                                      9,245,390       13,432,526
                                                                                   ------------     ------------
                  BUILDING & REAL ESTATE -- 1.7%
     15,000 shs   The Rouse Company 6% series B cv. pfd. (Baa3) .................       741,275          746,250
    750,000       The Rouse Company 5 3/4% 2002 euro. cv. sub. deb. (Baa2) ......       803,750          836,250
                                                                                   ------------     ------------
                                                                                      1,545,025        1,582,500
                                                                                   ------------     ------------
                  CAPITAL GOODS -- 3.5%
     10,000 shs   Greenfield Capital Trust 6% cv. pfd. (B1) .....................       461,250          480,000
                    (conv. into Greenfield Industries, Inc. common stock)
  1,000,000       CS First Boston, Inc. 3 1/2% 2001 sr. medium-term
                     exch. notes* (Aa) ..........................................     1,000,000        1,372,500
                    (exch. for General Electric Corp. common stock)
    960,000       Robbins & Myers, Inc. 6 1/2% 2003 cv. sub. notes (NR) .........     1,005,600        1,440,000
                                                                                   ------------     ------------
                                                                                      2,466,850        3,292,500
                                                                                   ------------     ------------
                  COMMUNICATIONS -- 9.9%
     50,000 shs   Nextel Trust 7 1/4% STRYPES*#+ (NR) ...........................       700,000        1,300,000
                    (exch. for Nextel Communications, Inc. class A common stock)
     22,000 shs   QUALCOMM Financial Trust 5 3/4% trust cv. pfd.* (B1) ..........     1,100,500        1,179,750
                    (conv. into QUALCOMM, Inc. common stock)
     10,000 shs   WorldCom, Inc. GA depositary shares (representing 8% cum.
                     cv. A pfd.) (B1) ...........................................       335,000        1,230,000
  2,000,000       NatWest Markets 0% 2003 exch. trust securities* (AA2) .........     1,825,366        2,195,000
                    (exch. for Lucent Technologies, Inc. common stock)
    500,000       Premiere Technologies, Inc. 5 3/4% 2004 cv. sub. notes* (NR) ..       500,000          598,750
     10,000       Salomon, Inc. 6 1/4% 2001 FCENS (C)+ (Baa1) ...................       567,125          562,500
                    (exch. for Cincinnati Bell, Inc. common stock)
     25,000       Sprint Corp. 8 1/4% 2000 FCENS (C)+ (Baa3) ....................       815,788          940,625
                    (exch. for Southern New England Telecommunications
                     Corp. common stock)
  1,000,000       Telefonica De Espana 2% 2002 gtd. exch. deb.* (NR) ............     1,000,000        1,082,500
    250,000       World Access, Inc. 4 1/2% 2002 cv. sub. notes* (NR) ...........       250,000          268,125
                                                                                   ------------     ------------
                                                                                      7,093,779        9,357,250
                                                                                   ------------     ------------
                  DATA-PROCESSING SERVICES -- 2.9%
  1,000,000       First Financial Management Corp. 5% 1999 cv. sub. deb. (A2) ...     1,000,000        1,745,000
                    (exch. for First Data Corp. common stock)
  1,000,000       National Data Corp. 5% 2003 cv. sub. notes (NR) ...............     1,010,000        1,026,250
                                                                                   ------------     ------------
                                                                                      2,010,000        2,771,250
                                                                                   ------------     ------------
                  ENERGY -- 14.2%
     36,000 shs   AES Trust I $2.6875 term cv. securities, series A (Ba1) .......     1,800,000        2,457,000
                    (exch. for AES Corp. common stock)
     19,000 shs   Chieftain International Funding Corp. 7 1/4% cv.
                     redeemable pfd. (B3) .......................................       528,905          617,500
     10,000 shs   Devon Financing Trust 6 1/2% trust cv. pfd.* (NR) .............       507,500          806,250
                    (conv. into Devon Energy Corp. common stock)
     10,000 shs   MCN Energy Group, Inc. 8% FELINE++ PRIDES**+ (Ba2) ............       502,800          540,625
     12,500 shs   Unocal Capital Trust 6 1/4% trust cv. pfd. (Ba1) ..............       679,688          762,500
  1,000,000       Diamond Offshore Drilling, Inc. 3 3/4% 2007 cv. sub.
                    notes (Baa2) ................................................     1,015,000        1,460,000
  1,000,000       Enserch Corp. 6 3/8% 2002 euro. cv. sub. deb. (Baa3) ..........     1,012,250        1,015,000
    375,000       Halter Marine Group, Inc. 41/2% 2004 cv. sub. notes* (B2) .....       375,000          438,281
  1,000,000       Nabors Industries, Inc. 5% 2006 cv. sub. notes (Baa2) .........     1,051,437        2,215,000
    500,000       Parker Drilling Co. 5 1/2% 2004 cv. sub. notes (B3) ...........       500,000          600,000
  1,800,000       Pennzoil Company 4 3/4% 2003 exch. sr. deb. (Baa2) ............     1,978,500        2,547,000
                    (exch. for Chevron Corp. common stock)                         ------------     ------------
                                                                                      9,951,080       13,459,156
                                                                                   ------------     ------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   PRINCIPAL
    AMOUNT                                                                          IDENTIFIED         VALUE
   OR SHARES                                                                           COST           (NOTE A)
  -----------                                                                      -------------    -------------

                  ENTERTAINMENT -- 8.7%
     10,000 shs   Chancellor Media Corp. 7% cv. pfd. (Caa) ....................   $   500,000      $   803,750
      5,000 shs   Chancellor Media Corp. 6% cv. exch. pfd.* (B)                       250,000          300,625
     45,000 shs   Hollinger International, Inc. depositary shares (representing
                    9 3/4% cv. B pfd.) (B2) ...................................       441,063          554,063
     20,000 shs   Houston Industries, Inc. 7% 2000 Automatic Common Exchange
                     Securities+  (Baa1) ......................................       918,750        1,040,000
                    (exch. for Time Warner, Inc. common stock)
     10,000 shs   News Corporation Exchange Trust 5% cv. trust originated
                    pfd.* (Ba2) ...............................................     1,000,000          888,750
                    (exch. for British Sky Broadcasting Group plc American
                     Depositary Shares)
      4,000 shs   SFX Broadcasting, Inc. 6 1/2% cum. cv. exch. D pfd.* (Caa) ...      204,500          330,000
     50,000 shs   Triathlon Broadcasting Co. depositary shares (representing 9%
                     mandatory cv. pfd.) (NR) .................................       525,000          468,750
 $1,000,000       Credit Suisse 3% 2001 equity linked certificates+  (Aa) .....     1,000,000        1,107,500
                    (exch. for the cash equivalent of Walt Disney Co.
                    common stock)
  1,000,000       Imax Corp. 5 3/4% 2003 cv. sub. notes* (B3) .................     1,000,000        1,360,000
    750,000       International CableTel, Inc. 7% 2008 cv. sub. notes* (Caa) ..       750,000          727,500
                    (conv. into NTL, Inc. common stock)
    600,000       International CableTel, Inc. 7 1/4% 2005 cv. sub. notes* (Caa)      600,000          672,000
                    (conv. into NTL, Inc. common stock)
                                                                                 ------------     ------------
                                                                                    7,189,313        8,252,938
                                                                                 ------------     ------------
                  FINANCIAL & INSURANCE -- 9.2%
     15,000 shs   American Bankers Insurance Group, Inc. series B cum. cv.
                    pfd. (Baa1) ...............................................       751,250        1,222,500
     20,000 shs   American General Delaware, L.L.C. 6% cv. A monthly income
                     preferred securities (A1) ................................     1,015,875        1,345,000
     25,000 shs   Frontier Financing Trust 6 1/4% cv. trust originated pfd.*
                    (Baa3) ....................................................     1,296,875        2,156,250
                    (conv. into Frontier Insurance Group, Inc. common stock)
    500,000       American International Group 2 1/4% 2004 cv. notes* (AAA) ...       500,000          500,000
    774,000       First Central Financial Corp. 9% 2000 cv. sub. deb. ## (NR)         784,125
  1,375,000       Penn Treaty American Corp. 6 1/4% 2003 cv. sub. notes* (BB+)      1,406,875        1,828,750
     35,000       US West, Inc. 7 5/8% 1998 FCENS (C)  (A2) ...................       840,000        1,662,500
                    (exch. for Enhance Financial Services Group, Inc. common     ------------     ------------
                     stock)                                                         6,595,000        8,715,000
                                                                                 ------------     ------------
                  FOODS -- 3.3%
     10,000 shs   Apple South Financing I 7% cv. A pfd.* (NR) .................       500,000          726,250
                    (conv. into Apple South, Inc. common stock)
      7,900 shs   Dole Food Co., Inc. 7% 1999 Automatic Common Exchange
                     Securities+ (NR) .........................................       296,241          341,675
     30,000       Ralston Purina Co. 7% 2000 Stock Appreciation Income Linked
                     Securities+ (A1) .........................................     1,861,638        2,025,000
                     (exch. for Interstate Bakeries Corp. common stock)          ------------     ------------
                                                                                    2,657,879        3,092,925
                                                                                 ------------     ------------
                  HEALTH CARE & DRUGS -- 11.2%
     15,000 shs   Kapson Senior Quarters Corp. 8% cv. exch. pfd.* (NR) ........       375,000          423,750
  1,000,000       American Retirement Corp. 5 3/4% 2002 cv. sub. deb. (NR) ....     1,001,875        1,012,500
  1,800,000       Ciba Geigy Corp. 6 1/4% 2016 exch. sub. deb.* (Aa3) .........     1,809,750        1,854,000
                    (exch. for ALZA Corp. common stock)
    250,000       Medco Containment Services, Inc. 6% 2001 cv. sub. deb. (AAA)        326,875          752,500
  1,000,000       Morgan Stanley Dean Witter Discover & Co. 0% 2001
                    medium-term exchangeable notes (A1) .......................     1,196,414        1,276,250
                    (exch. for ADR's representing SmithKline Beecham plc
                    common stock)
  1,500,000       Republic National Bank of NY 1 7/8% 2002 sr. exch. notes (Aa1)    1,449,253        1,425,000
                    (exch. for the cash equivalent of Merck & Co., Inc.
                    common stock)
    750,000       Rite Aid Corp. 5 1/4% 2002 cv. sub. notes* (Baa1) ...........       750,000          767,813
  3,500,000       Roche Holdings, Inc. 0% 2010 liquid yield option notes* (Aa2)     1,523,238        1,793,750
    500,000       Sandoz Capital BVI Ltd. 2% 2002 cv. sub. notes* (AAA) .......       526,250          732,500
                    (conv. into Novartis AG common stock)
    500,000       Union Bank of Switzerland Finance N.V. 2 1/2% 2001 euro. cv.
                    deb. (AAA) ................................................       533,750          611,250
                    (conv. into Novartis AG common stock)                        ------------     ------------
                                                                                    9,492,405       10,649,313
                                                                                 ------------     ------------
                  HOTEL SERVICES -- 2.9%
      5,000 shs   Royal Caribbean Cruises Ltd. $3.625 cv. A pfd. (Ba2) ........       269,838          368,281
  1,500,000       Hilton Hotels Corp. 5% 2006 cv. sub. notes (Baa2) ...........     1,522,500        1,770,000
    500,000       Signature Resorts, Inc. 5 3/4% 2007 cv. sub. notes (B - ) ...       500,000          605,000
                                                                                 ------------     ------------
                                                                                    2,292,338        2,743,281
                                                                                 ------------     ------------
                  OFFICE EQUIPMENT -- 0.5%
    500,000       Xerox Credit 2 7/8% 2002 medium-term notes (A1) .............       500,000          516,250
                                                                                 ------------     ------------
                  RETAIL -- 3.2%
  1,000,000       Costco Companies, Inc. 0% 2017 cv. sub. notes* (A1) .........       513,500          537,500
  2,000,000       Home Depot, Inc. 3 1/4% 2001 cv. sub. notes (A1) ............     2,003,125        2,490,000
                                                                                 ------------     ------------
                                                                                    2,516,625        3,027,500
                                                                                 ------------     ------------
                  TECHNOLOGY -- 7.7%
      5,000 shs   Microsoft Corp. 2 3/4% cv. exch. series A pfd. ..............       399,375          438,438
  1,500,000       The Bear Stearns Companies, Inc. 6 3/4% 2000 medium-term
                    notes* (Aa2) ..............................................     1,500,000        1,342,500
                    (exch. for Seagate Technology, Inc. common stock)
    500,000       EMC Corp. 3 1/4% 2002 cv. sub. notes* (Ba3) .................       500,000          701,875
      7,500       Morgan Stanley Dean Witter Discover & Co. 6% 1998 FCENS
                    (C)+(A1) ..................................................       498,750          542,813
                    (exch. for Cisco Systems, Inc. common stock)
  1,000,000       Morgan Stanley Dean Witter Discover & Co.
                    0% 2001 technology exch. note trust certificates* (A1) ....       914,290        1,121,250
                    (exch. for technology basket common stocks++)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

   PRINCIPAL
    AMOUNT                                                                          IDENTIFIED         VALUE
   OR SHARES                                                                           COST           (NOTE A)
  -----------                                                                      -------------    -------------


                  TECHNOLOGY -- (CONTINUED)
 $  500,000       Reptron Electronics, Inc. 6 3/4% 2004 cv. sub. deb. (NR) ....    $   500,000      $   472,500
  1,000,000       Thermo Electron Corp. 4 1/4% 2003 cv. sub. deb.* (Ba2) ......      1,244,613        1,166,250
    375,000       Thermo Instruments Corp. 4 1/2% 2003 cv. sub. deb.* (Ba1)            380,000          421,875
  1,000,000       VLSI Technology, Inc. 8 1/4% 2005 cv. sub. notes (B) ........      1,012,750        1,050,000
                                                                                  ------------     ------------
                                                                                     6,949,778        7,257,501
                                                                                  ------------     ------------
                  TRANSPORTATION -- 0.6%
    550,000       Mercury Air Group, Inc. 7 3/4% 2006 cv. sub. deb. (B-) ......        551,625          607,750
                                                                                  ------------     ------------
                  U.S. TREASURY NOTES -- 0.0%
     25,000       6 1/4% 3/31/99 (C)(C) .......................................         24,922           25,188
                                                                                  ------------     ------------
                  CORPORATE SHORT-TERM NOTES -- 1.5%
  1,400,000       American Express Credit Corp. 5.48% 10/2/97 (P1) ...........       1,399,347        1,399,347
                                                                                  ------------     ------------
Total Convertible Bonds and Notes -- 68.3% ...................................     $54,261,344      $64,764,133
Total Convertible Preferred Stocks -- 26.5% ..................................      19,490,635       25,117,332
Total Common Stocks -- 3.8% ..................................................       1,217,216        3,605,613
Total Corporate Short-Term Notes -- 1.5% .....................................       1,399,347        1,399,347
                                                                                  ------------     ------------
Total Investments -- 100.1% ..................................................     $76,368,542       94,886,425
                                                                                  ============
Other assets and liabilities, net -- (0.1)% ..................................                          (64,848)
                                                                                                   ------------
Total Net Assets -- 100.0% ...................................................                     $ 94,821,577
                                                                                                   ============

*        Rule 144A security, may be sold only to qualified institutional buyers.

#        Structured Yield Product Exchangeable for Stock.

+        See Note A.

(C)      Forced Conversion Exchangeable Notes.

++       Family of Equity-Linked Income Securities.

**       Preferred Redeemable Increased Dividend Equity Securities.

## Value reflects fair value determination made by the Board of Directors of the Company as a result of FCC financial difficulties. Ticker symbols: CSCO, EDS, HWP, INTC, MSFT & ORCL.

(C)(C) Collateral for a letter of credit. Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's, a division of McGraw-Hill Companies, Inc., have been obtained from sources believed to be reliable but have not been audited by Coopers &Lybrand L.L.P.

The cost of investments for federal income tax purposes is $76,368,542 resulting in gross unrealized appreciation and depreciation of $19,801,149 and $1,283,266, respectively, or net unrealized appreciation of $18,517,883 on a tax cost basis.

STATEMENT OF ASSETS AND LIABILITIES:

                                                                         September 30, 1997
                                                                             -----------
ASSETS:
Investments at value (Identified cost $76,368,542) (Note A) ..........       $94,886,425
Cash .................................................................         1,943,955
Dividends and interest receivable ....................................           614,904
Other assets .........................................................            20,251
                                                                             -----------
Total assets .........................................................        97,465,535
                                                                             -----------

LIABILITIES:
Payable for securities purchased .....................................         2,601,250
Accrued management fee (Note B) ......................................             8,466
Accrued expenses .....................................................            34,242
                                                                             -----------
Total liabilities ....................................................         2,643,958
                                                                             -----------
NET ASSETS AT VALUE ..................................................       $94,821,577
                                                                             ===========
NET ASSETS CONSIST OF:
Undistributed net investment income ..................................       $   461,274
Undistributed net realized gain from investment transactions .........        10,543,109
Unrealized appreciation on investments ...............................        18,517,883
Capital shares (Note C) ..............................................            71,109
Additional paid-in capital ...........................................        65,228,202
                                                                             -----------
NET ASSETS AT VALUE ..................................................       $94,821,577
                                                                             ===========
Net asset value per share ($94,821,577 / 7,110,916 outstanding shares)       $     13.33
                                                                             ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS:
FOR THE YEAR ended September 30, 1997


INVESTMENT INCOME (Note A):
Interest .............................................       $ 2,344,673
Dividends ............................................         1,460,593
                                                             -----------
 Total Income ........................................         3,805,266
                                                             -----------
EXPENSES (Note B):
 Management fee ........................................         627,050
 Custodian fees ........................................          34,636
 Transfer agent fees ...................................          35,245
 Professional fees .....................................          73,568
 Directors' fees .......................................          54,850
 Treasurer's office ....................................          25,000
 Reports to shareholders ...............................          76,126
 Other .................................................          65,301
                                                             -----------
  Total Expenses .......................................         991,776
                                                             -----------
NET INVESTMENT INCOME ..................................       2,813,490
                                                             -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain from investment transactions ........      10,543,504
 Net increase in unrealized appreciation of investments.       8,277,974
                                                             -----------
 Net gain on investments ...............................      18,821,478
                                                             -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..     $21,634,968
                                                             ===========

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ended September 30, 1997 and 1996


                                                                             1997                1996
                                                                         ------------        ------------
Increase in net assets from operations:
 Net investment income ...........................................       $  2,813,490        $  2,837,708
 Net realized gain from investment transactions ..................         10,543,504           7,060,060
 Net unrealized appreciation of investments ......................          8,277,974           2,247,308
                                                                         ------------        ------------
  Net increase in net assets resulting from operations ...........         21,634,968          12,145,076
                                                                         ------------        ------------
Dividends to shareholders from:
 Net investment income ...........................................         (2,796,764)         (3,117,865)
 Net realized gain on investments ................................         (7,057,407)         (1,867,369)
                                                                          ------------        ------------
  Total dividends ................................................         (9,854,171)         (4,985,234)
                                                                         ------------        ------------
Capital share transactions (Note C)
 Value of shares issued on reinvestment of distributions .........          4,680,550           1,466,310
 Repurchase of capital shares ....................................            (35,184)                 --
                                                                         ------------        ------------
  Change in net assets resulting from capital share transactions .          4,645,366           1,466,310
                                                                         ------------        ------------
Increase in net assets ..........................................          16,426,163           8,626,152
Net assets at beginning of year .................................          78,395,414          69,769,262
                                                                         ------------        ------------

NET ASSETS AT END OF YEAR (including undistributed net investment
 income of $461,274 and $444,548, respectively) ..................       $ 94,821,577        $ 78,395,414
                                                                         ============        ============

                 See accompanying notes to financial statements.

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.


NOTES TO FINANCIAL STATEMENTS

(A) Ellsworth Convertible Growth and Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

1. Security Valuation

Investments in securities traded on a national securities exchange are valued at market using the last reported sales price. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean between closing reported bid and asked prices. Where no closing prices are available, value is determined by management, with the approval of the Board of Directors.

2. Securities Transactions and Related Investment Income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest of $14,548 was earned on cash balances held by the custodian of the Fund's assets during the year ended September 30, 1997.

3. Federal Income Taxes

It is the policy of the Fund to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

4. Dividends and Distributions to Shareholders

The liability for dividends and distributions payable is recorded on the ex-dividend date.

5. Market Risk

It is the Fund's policy to invest the majority of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying security. Thus they expose the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock. The market value of those securities was $14,738,542 at September 30, 1997, representing 15.5% of net assets.

(B) The management fee is paid to Davis-Dinsmore Management Company, investment adviser. The contract provides for payment of a monthly advisory fee, computed at an annual rate of 3/4 of 1% of the first $100,000,000 and 1/2 of 1% of the excess over $100,000,000 of the Fund's net asset value in such month. The annual fee is subject to reduction to the extent that the ordinary expenses of the Fund (excluding taxes and interest) exceed 1.5% of the first $100,000,000 and 1% of the excess over $100,000,000 of the average of the monthly net asset values of the Fund for the year.

The adviser furnishes investment advice, office equipment and facilities, and pays the salaries of all executive officers of the Fund, except that the costs associated with personnel and certain non-personnel expenses of the office of the Treasurer up to a maximum of $25,000 a year are reimbursed by the Fund. Such reimbursements amounted to $25,000 for the year ended September 30, 1997. The officers of the Fund are also directors, officers or employees of the investment adviser, and are compensated by the investment adviser.

(C) At September 30, 1997 there were 7,110,916 shares of $.01 par value common stock outstanding (20,000,000 shares authorized). During the year ended September 30, 1997, 470,999 shares were issued in connection with reinvestment of dividends from net investment income and capital gains. Also 3,600 shares were repurchased at a 14% discount per share between cost of repurchase and net asset value. During the year ended September 30, 1996, 159,598 shares were issued.

(D) Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $57,738,065 and $59,749,408, respectively, for the year ended September 30, 1997.

(E) A distribution of $1.55 per share, derived from net investment income of 6.7 cents, and net realized gains on investments of $1.483, was declared on October 20, 1997, payable November 29, 1997 to shareholders of record at the close of business November 3, 1997.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding

                                                               YEARS ENDED SEPTEMBER 30,
                                               ---------------------------------------------------------
Per Share Operating Performance:                 1997         1996         1995        1994        1993
                                                 ----         ----         ----        ----        ----
Net asset value, beginning of year ........    $ 11.80      $ 10.76      $  9.72     $ 10.39     $  9.31
                                               -------      -------      -------     -------     -------
Net investment income .....................        .40          .43          .48         .51         .53
Net realized and unrealized gain (loss) ...       2.59         1.37         1.30        (.58)       1.14
                                               -------      -------      -------     -------     -------
  Total from investment operations ........       2.99         1.80         1.78        (.07)       1.67
Less Distributions:
Dividends from net investment income ......       (.40)        (.47)        (.51)       (.53)       (.50)
Distributions from realized gains .........      (1.06)        (.29)        (.23)       (.07)       (.09)
                                               -------      -------      -------     -------     -------
  Total distributions .....................      (1.46)        (.76)        (.74)       (.60)       (.59)
                                               -------      -------      -------     -------     -------
Net asset value, end of year ..............    $ 13.33      $ 11.80      $ 10.76     $  9.72     $ 10.39
                                               =======      =======      =======     =======     =======
Market value, end of year .................    $ 11.25      $ 9.875      $ 9.125     $ 8.375     $ 9.375
Total Investment Return:
  Based on market value* ..................      30.93%       17.13%       18.95%      (4.46)%     19.73%
  Based on net asset value# ...............      27.77%       17.43%       19.50%      (0.61)%     18.60%
Ratios/Supplemental Data:
Net assets, end of year ($000's) ..........     94,822       78,395       69,769      61,316      64,457
Ratio of expenses to average net assets ...        1.2%         1.2%         1.2%        1.1%        1.2%
Ratio of net investment income to
  average net assets ......................        3.4%         3.9%         5.0%        5.2%        5.5%
Portfolio turnover rate ...................         71%          70%          44%         45%         99%
Average commission rate paid+ .............    $ .0606      $ .0689

-------------

* Assumes valuation of the Fund's shares at market price, and reinvestment of dividends at actual reinvestment price.

# Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.

+ Disclosure required for fiscal years beginning after September 1995.

                 See accompanying notes to financial statements.

Federal income tax status of dividends paid per share during fiscal year ended September 30, 1997 (unaudited):

                                 TOTAL          ORDINARY       LONG-TERM       QUALIFYING
        PAYMENT DATE             PAID            INCOME       CAPITAL GAIN    DISTRIBUTION*
        ------------             ----            ------       ------------    -------------
      November 28, 1996         $  1.13         $0.2418         $0.8882            33%
      February 24, 1997            0.11            0.11              --            37%
      May 27, 1997                 0.11            0.11              --            37%
      August 25, 1997              0.11            0.11              --            37%
                                -------         -------         -------
                                   1.46          0.5718          0.8882

*The percentages indicate the portion of each ordinary income distribution which qualifies under the Internal Revenue Code for the deduction for dividends received by corporate shareholders.




Ellsworth Convertible Growth and Income Fund, Inc. operates as a closed-end, diversified management investment company and invests primarily in convertible securities and uses other related strategies, with the objectives of providing income and the potential for capital appreciation -- which objectives the Company considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

REPORT OF INDEPENDENT ACCOUNTANTS




TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
  ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.


We have audited the accompanying statement of assets and liabilities of Ellsworth Convertible Growth and Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ellsworth Convertible Growth and Income Fund, Inc. as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.




                                                        Coopers & Lybrand L.L.P.


New York, New York
October 17, 1997

               ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
               AUTOMATIC DIVIDEND INVESTMENT AND CASH PAYMENT PLAN
                           PLAN AND AUTHORIZATION FORM

The Bank of New York
Dividend Reinvestment
P.O. Box 11002, Church Street Station
New York, N.Y. 10286-1002

Dear Sirs:

    I own, REGISTERED IN MY NAME . . . . . . . . . . . . . . . . . . . . shares of Common Stock of Ellsworth Convertible Growth and Income Fund, Inc. (the "Company").

    I wish to invest all the dividends and distributions paid by the Company on my shares automatically in additional shares from the date hereof until this arrangement is terminated as stated below. As a participant in this plan (the "Plan"), I may also wish to purchase additional shares of the Company through the Plan. AUTHORIZATION. You are authorized to act as my agent as follows:

    A. Establish an Account in my name.

    B. Take into my Account all dividends and distributions paid by the Company on all its Common Stock held in my name now or in the future and on all additional shares of the Company (including fractions) held by you in my Account.

    C. In connection with any fiscal year-end capital gains distribution, take the distribution (and any dividends from net investment income payable with the distribution) in Common Stock at market price or net asset value, whichever is lower.

    D. In connection with the Company's first three quarterly dividends in each fiscal year from net investment income (and any other dividends or distributions declared by the Company, other than those paid pursuant to paragraph C), take the dividend or distribution in Common Stock at net asset value if the net asset value as determined by the Company as of the close of business on the last trading day preceding the date of payment is lower than the closing market price of the Common Stock on the American Stock Exchange on that trading day, plus brokerage commissions. If the market price of the Common Stock is lower than its net asset value, take the dividend or distribution in cash and add it to my Account.

    E. As soon as practicable after each cash payment is made to my Account in accordance with paragraph D above, use the funds in my Account to buy on the American Stock Exchange as many additional full shares of the Company's Common Stock (plus a fractional interest in one share computed to three decimal places) as are available at prices which are less than net asset value. If, before you have completed the purchase of all shares for the distribution at prices less than net asset value, the market price equals or exceeds the net asset value of such shares, then you shall pay the remaining proceeds of the distribution to the Company and take the balance of the distribution in shares of Common Stock at net asset value.

    F. I understand that as a Plan participant I may also voluntarily purchase additional shares through the Plan by delivering a check payable to the Bank for at least $100, but not more than $10,000 in any month for deposit into my Account. Within 30 days, the Bank will combine all similar monies received and purchase Company shares in the open market. Checks drawn on foreign banks are subject to collection and collection fees and will be invested the next investment date after funds have been collected.

    G. You may mingle the cash in my Account with similar funds of other stockholders of the Company for whom you act as agent under the Plan. The cost of the shares and any fractional interests you buy for my Account in connection with a particular dividend, distribution or cash purchase shall be determined by the average cost per share, including brokerage commission, of all shares bought by you for all shareholders for whom you act under the Plan in connection with that dividend, distribution or cash purchase.

    H. Whenever you receive or purchase shares or fractional interests for my Account, you will send me confirmation of the transaction as soon as practicable. You will hold such shares and fractional interests as my agent in your name or the name of your nominee. Do not send me stock certificates for full shares until I so request in writing or until my Account is terminated as stated below. You will vote any shares so held for me in accordance with any proxy returned to the Company by me in respect of the shares of which I am a record owner.

                                     (over)

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

    I. I understand that there is presently no service charge for you serving as my agent and maintaining my Account, except that my Account will be charged a $1.25 service fee for each cash purchase transaction on my behalf pursuant to paragraph F. You may, in addition, charge me for extra services performed at my request. I further understand that the Company reserves the right to amend the Plan in the future to impose an additional service charge.

    J. You will be liable only for willful misconduct or gross negligence in acting as my agent under the Plan.

NAME AND ADDRESS. My name as shown on my Common Stock certificate or certificates (including all names if more than one) and my address, are as follows:

    Please Print:

    NAME OR NAMES ..............................................................
                          (PRINT NAMES EXACTLY AS ON STOCK CERTIFICATE)

    NUMBER AND STREET ..........................................................

    CITY, STATE AND ZIP CODE ...................................................

    SOCIAL SECURITY NUMBER......................................................

STOCK CERTIFICATES. I understand that if I hold more than one Common Stock certificate registered in similar but not identical names or if more than one address is shown for me on the Company's Common Stock records, all my shares of Common Stock must be put into the same name and address if all of them are to be covered by one Account. I understand that additional shares subsequently acquired by me otherwise than through the Plan will be covered by my Account if and when they are registered in the same name and address as the shares in my Account.

INCOME TAX. I understand that participation in the Plan for automatic investment of dividends and distributions and cash purchase of shares does not relieve me of any income tax which may be payable by me on such dividends and distributions and on expenses incurred by the Company on my behalf.

AMENDMENTS AND CHANGE OF AGENT. I understand that the company may amend the terms of the Plan and reserves the right to change the agent which acts for all participants in the Plan at any time by giving written notice thereof to each participant at his address as shown on your records. Any such change shall be effective as to all dividends and distributions payable to shareholders of record on any date more than 30 days after mailing of such notice and shall be effective 30 days after the mailing of such notice as to cash purchases. Further, I understand that the Company in connection with any dividend or distribution will change the price at which shares of its Common Stock are issued to participants in the Plan if the net asset value of the shares is less than 95% of the market price of such shares on the last trading day preceding the payment date of any distribution of net investment income or net capital gain, unless the Board obtains a legal opinion from independent counsel that the purchase of shares at net asset value under these circumstances will not have a material adverse effect upon the federal income tax liability of the Company. The Board may not authorize issuance of shares offered to Plan participants only, if such issuance is at a price less than net asset value, without the prior specific approval of the Company's stockholders or of the Securities and Exchange Commission.

TERMINATION. I may terminate my Account at any time by delivering written notice to you prior to the record date of any dividend or distribution. I understand that you or the Company may terminate all authorizations for any reason at any time by sending written notice addressed to participants at their address as shown on your records, such termination to be effective as to all dividends and distributions payable to stockholders of record on any date more than 30 days after mailing of such notice and shall be effective 30 days after the mailing of such notice as to cash purchases. I understand you will terminate my Account if you are informed of the transfer of all shares of the Company's Common Stock registered in my name. Following the date of termination, you shall send me at my address shown on your records a stock certificate or certificates for the full shares held by you in my Account and a check for the value of any fractional interest in my Account based on the market price of the Company's Common Stock on that date.


Signature(s) ................................ Date .............................
             (if shares are in more than one name, all must sign.)

             ......................................

                                     (over)

PRINCIPAL PORTFOLIO CHANGES

July 1 to September 30, 1997

                                                                                                SHARES OR PRINCIPAL AMOUNT
                                                                                      ---------------------------------------------

                                                                                                                           HELD AT
                                                                                      ADDITIONS         REDUCTIONS         9-30-97
                                                                                      ---------         ----------        ---------
  American Retirement Corp. 5 3/4% 2002 cv. sub. deb                                  1,000,000                           1,000,000
  CalEnergy Capital Trust III 6 1/2% cv. pfd                                             20,000            20,000                --
  Costco Companies, Inc. 0% 2017 cv. sub. notes 144A                                  1,000,000                           1,000,000
  Goldman Sachs Financial Products U.S., L.P. 3% 2002 medium-term notes               1,500,000           500,000         1,000,000
  Houston Industries, Inc. 7% 2000 automatic common exchange securities                  20,000                              20,000
  Intermedia Communications, Inc. depositary shares                                      40,000            40,000                --
    representing 7% D jr. cv. pfd. 144A
  Ralston Purina Co. 7% 2000 stock appreciation income linked securities                 30,000                              30,000
  Republic National Bank of NY 1 7/8% 2002 exch. sr. notes                            1,500,000                           1,500,000
  Rite Aid Corp. 5 1/4% 2002 cv. sub. notes 144A                                        750,000                             750,000
  Telefonica De Espana 2% 2002 gtd. exch. deb. 144A                                   1,000,000                           1,000,000
  The Rouse Company 5 3/4% 2002 euro cv. sub. deb                                       750,000                             750,000
  Kapson Senior Quarters Corp. 8% cv. exch. pfd. 144A                                    30,000            15,000            15,000
  Mandatory Exchange Securities 7 1/4% trust issued mandatory exch. securities           17,500            17,500                --
  WBK Trust 10% structured yield product exch. for stock                                 75,000                              75,000
  Complete Management, Inc. 8% 2003 cv. sub. deb                                                          500,000                --
  Jefferson-Pilot Corp. 7 1/4% 2000 automatic common exchange securities                                    5,000            20,600
  Medco Containment Services, Inc. 6% 2001 cv. sub. deb                                                   750,000           250,000
  Nabors Industries, Inc. 5% 2006 cv. sub. notes                                                          375,000         1,000,000
  USA Waste Services, Inc. 4% 2002 cv. sub. notes                                                       1,000,000                --
  Westbridge Capital Corp. 7 1/2% 2004 cv. sub. notes                                                   1,000,000                --



    AUTOMATIC DIVIDEND INVESTMENT AND CASH PAYMENT PLAN Shareholders may participate in our reinvestment plan whereby all dividends and distributions are automatically invested in additional Ellsworth shares at the current market price or net asset value, whichever is lower (but not less than 95% of market price). When the market price is lower, The Bank of NY (The "Bank"), as your agent, will combine your dividends with those of other Plan participants, and purchase shares in the market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service.

    Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Bank, to be combined with other Plan monies, for purchase of additional Ellsworth shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Bank in your dividend reinvestment account.

    All registered shareholders are eligible to join the Plan. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker's "street name" and re-registered in your own name.

    To join the Plan, fill out and mail the authorization form located on the previous page.


  Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of Ellsworth Convertible Growth and Income Fund, Inc. Common Stock from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

                                    DIRECTORS

                                 GORDON F. AHALT

                                WILLIAM A. BENTON

                               ELIZABETH C. BOGAN

                           THOMAS H. DINSMORE, C.F.A.

                             DONALD M. HALSTED, JR.

                               GEORGE R. LIEBERMAN

                                 DUNCAN O. MCKEE

                                JANE D. O'KEEFFE

                                NICOLAS W. PLATT

                                    OFFICERS

               THOMAS H. DINSMORE       Chairman of the Board

               JANE D. O'KEEFFE         President

               SIGMUND LEVINE           Senior Vice President
                                           and Secretary

               H. TUCKER LAKE           Vice President, Trading

               GERMAINE M. ORTIZ        Assistant Vice President

               GARY I. LEVINE           Treasurer and
                                           Assistant Secretary

               MERCEDES A. PIERRE       Assistant Treasurer

                               INVESTMENT ADVISER
                        Davis-Dinsmore Management Company
                  65 Madison Avenue, Morristown, NJ 07960-7308
                                 (973) 631-1177
                              http://www.bcvecf.com
                             email: info@bcvecf.com

                     SHAREHOLDER SERVICES AND TRANSFER AGENT
                              The Bank of New York
                     Shareholder Relations Department - 11E
                      P.O. Box 11258, Church Street Station
                             New York, NY 10286-1258
                                 (800) 432-8224
                           http://stkxfer.bankofny.com

                              COMMON STOCK LISTING
                             American Stock Exchange
                                   Symbol: ECF




[RECYCLE LOGO] Printed on recycled paper.




ELLSWORTH
CONVERTIBLE
GROWTH AND
INCOME FUND




                                     [SEAL]




                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 1997